EXHIBIT 28b


               SECOND AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT


         THIS SECOND AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT (the "Amendment") is made and entered into as of the 28th day of March,2001, by and between TROUT CREEK PROPERTIES, LLC ("Seller") and CRESCENT RESOURCES, LLC, formerly known as Crescent Resources, Inc. ("Buyer").

                                       RECITALS

         A. Seller and Buyer entered into that certain Real Estate Purchase Agreement (the "Agreement") dated November 29, 2000 and First Amendment dated January 17, 2001, wherein Buyer agreed to purchase from Seller and Seller agreed to sell to Buyer certain real property located in Pasco County, Florida, described therein (the "Premises") in accordance with the terms and conditions of such Agreement.

         B. Seller and Buyer desire to extend the Investigation Period under the Agreement to April 30, 2001, and extend the Closing Date to May 2, 2001.

                                      AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, Seller and Buyer do hereby agree as follows:

         1. Investigation Period. The Investigation Period described in Paragraph 3 of the Agreement is hereby extended to expire at 5:00 PM local time in Tampa, Florida on April 30, 2001.

         2. Closing Date. The Closing Date described in Paragraph 7(a) of the Agreement is hereby extended from March 31, 2001, to May 2, 2001, and Paragraphs 7(a) & 7(b) of the Agreement are hereby amended to substitute the date of May 2, 2001, for the dates of March 31, 2001, and April 30, 2001, in each instance where such dates are mentioned therein. If Buyer elects to extend the Closing Date beyond May 2, 2001, Buyer must give Seller written notice and pay the Extension Fee by May 2, 2001, in which event the Extension Fee shall be applicable to the Adjusted Purchase Price as shown in said Paragraph 7(b).

         3. Ratification of Agreement. This Amendment shall control any conflicting provisions of the Agreement or prior amendments, which is hereby ratified and confirmed by Buyer and Seller.

         4. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be taken to be an original.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SELLER:                                              BUYER:

TROUT CREEK PROPERTIES, LLC                 CRESCENT RESOURCES, LLC

By:   /s/ Brian P. Burns                    By: Michael Wiggins
      -----------------------                   ---------------------------
Name: Brian P. Burns                        Name:  Michael Wiggins
Title:  Chairman                           Title:  Vice President
Date:   3/28/01                             Date:  3-28-01